                                                                    Exhibit 10.4
                             STOCKHOLDERS' AGREEMENT

            STOCKHOLDERS' AGREEMENT, dated as of December 19, 1997 (the "Agreement"), by and among AMSCAN HOLDINGS, INC., a Delaware corporation (the "Company"), GS CAPITAL PARTNERS II, L.P., a Delaware limited partnership ("GSCP II"), GS CAPITAL PARTNERS II OFFSHORE, L.P., a Cayman Islands exempt limited partnership ("GSCP II Offshore"), GOLDMAN, SACHS & CO. VERWAL-TUNGS GMBH, a corporation recorded in the Commercial Register Frankfurt, as nominee for GS Capital Partners II Germany C.L.P. ("GSCP II Germany"), STONE STREET FUND 1997, L.P., a Delaware limited partnership ("Stone Street"), BRIDGE STREET FUND 1997, L.P., a Delaware limited partnership ("Bridge Street" and, together with GSCP II, GSCP II Offshore, GSCP II Germany and Stone Street, "GSCP") and each of the individuals and the Estate of John A. Svenningsen (the "Estate") listed on
Schedule I hereto (collectively, including the Estate, the "Management Investors"). References herein to the Company shall mean the Company as the surviving corporation in the Merger (as defined below). Employees, directors, consultants and certain other Persons (as defined below) having significant business relationships with the Company and its Affiliates (as defined below) may be issued shares of Common Stock (as defined below) (or other equity securities of the Company) or securities convertible into or exchangeable for Common Stock (or other equity securities of the Company) subject to the terms of this Agreement and, if so issued, the Company, without the consent of any other party hereto, may amend this Agreement to allow any such Person the Company so chooses to become an additional Management Investor hereunder, subject to such Person becoming a signatory to this Agreement. The parties hereto (other than the Company) and any other Person who shall hereafter acquire shares of Common Stock of the Company (or other equity securities of the Company) or securities convertible into or exchangeable for Common Stock (or other equity securities of the Company) pursuant to the provisions of, and/or subject to the restrictions and rights set forth in, this Agreement (including through participation in certain Company stock or option plans) are sometimes hereinafter referred to individually as a "Stockholder" or collectively as the "Stockholders."

                                    RECITALS

            A. The Company, as of the Effective Date (as defined herein), will have an authorized capital stock consisting of 50,000,000 shares of Common Stock, par value $0.10 per share (the "Common Stock"), each share of which is entitled to one vote on all stockholder matters as more specifically provided in the amended certificate of incorporation of the Company (the "Amended Certificate"), and of which 1,010 shares will be issued and outstanding immediately after the Effective Date. As used in this Agreement, Common Stock shall include any shares of Restricted Stock (as defined below) of the Company granted to Management Investors; provided, however, that to the extent the Transfer (as defined herein) thereof is otherwise prohibited or restricted, no rights to Transfer, including pursuant to Section 2.4 or Article III, shall be granted hereunder. In addition, the Company will have reserved, as of the Effective Date, 120 shares of Common Stock for issuance pursuant to the Company 1997 Stock Incentive Plan (the "Stock Incentive Plan").

            B. An Agreement and Plan of Merger, dated August 10, 1997 (the "Merger Agreement"), has been executed by and among Confetti Acquisition, Inc., a Delaware corporation ("Confetti"), and the Company, pursuant to which Confetti was merged with and into the Company (the "Merger") with the Company as the surviving corporation in the Merger.

            C. In connection with the Merger, Confetti entered into employment and/or equity agreements with certain Management Investors (the "Employment Agreements") that provide for, among other things, the investment by such Management Investors in the Common Stock and the grant and/or rollover of Options to such Management Investors. As of or immediately following the Effective Date, the Company has executed or shall execute and become a party to the Employment Agreements.

            D. In connection with the Merger, Confetti entered into a Voting Agreement, dated August 10, 1997 (the "Voting Agreement"), by and among Confetti, the Estate and a certain individual.


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            E. The individual holdings of Common Stock of each Stockholder, immediately after the closing of the transactions contemplated in the Merger Agreement and the Employment Agreements (not assuming the exercise of any Options) are as follows:

                                                   Number of Shares
                                                    of Common Stock
           Name                                   Held After Closing
           ----                                   ------------------

         GSCP II                                        517.6286775
         GSCP II Offshore                               205.7786775
         GSCP II Germany                                 19.0926450
         Stone Street                                    55.5348750
         Bridge Street                                   26.9651250
         Estate of John A. Svenningsen                  100.0000000
         Gerald C. Rittenberg                            60.0000000
         James M. Harrison                               15.0000000
         William Wilkey                                   6.6666667
         Diane D. Spaar                                   1.3333333
         Katherine A. Kusnierz                            2.0000000
         --------------------------                   -------------
             Total                                    1,010.0000000

            F. The individual holdings of Options to purchase shares of Common Stock of each Stockholder, immediately after the closing of the transactions contemplated in the Merger Agreement and the Employment Agreements are as set forth as follows:

                                                   Number of Shares
                                                    of Common Stock
                                                  Subject to Options
           Name                                   Held After Closing
           ----                                   ------------------

         Gerald C. Rittenberg                            16.648
         James M. Harrison                               16.268
         William S. Wilkey                               16.441
         Diane D. Spaar                                  11.827
         Katherine A. Kusnierz                           11.577
         Morton Fisher                                    2.383
         William Mark                                     1.280
         Angelo Giummarra                                 2.477
         Karen McKenzie                                   1.477
         Keith Johnson                                    1.280
         Howard Harding                                   1.280
         Walter Thompson                                  1.144
         Charles Phillips                                 0.478
         Susan Scott                                      1.144


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         Rose Giagrande                                   1.238
         Randy Harris                                     0.718
         Eric Stollman                                    1.238
         Kathleen Rooney                                  1.238
         James Dotti                                      1.238
         Vincent Anastasi                                 0.794
         Michael A. Correale                              2.570
         Mark Irvine                                      0.555
         Scott Lametto                                    0.999
         Joseph Walter                                    0.555
         Cheryl Considine                                 0.999
         Patrick Venuti                                   0.555
         Dallas Hartman                                   0.555
         Robert Yedowitz                                  0.555
         Nigel Keane                                      0.555
         Connie Weckman                                   0.555
         Ken Danforth                                     0.555
         --------------------------                   -----------
             Total                                      101.179

            G. The parties hereto desire to restrict the sale, assignment, transfer, encumbrance or other disposition of the Common Stock which the parties hereto own or may hereafter acquire, and to provide for certain rights and obligations in respect thereof as hereinafter provided.


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      NOW, THEREFORE, in consideration of the premises and of the terms and conditions contained herein, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

            As used in this Agreement, the following terms shall have the meanings ascribed to them below:

      "Affected Holder" shall have the meaning ascribed to it in Section 5.10 hereof.

      "Affiliate" of a Person shall mean a Person directly or indirectly controlled by, controlling or under common control with such Person.

      "Agreement" shall have the meaning ascribed to it in the Introduction hereof.

      "Amended Certificate" shall have the meaning ascribed to it in the Recitals hereof.

      "Bridge Street" shall have the meaning ascribed to it in the Introduction hereof.

      "Buy-Out Note" shall mean an unsecured promissory note of the Company, or a direct or indirect subsidiary thereof, which shall have a stated maturity of five (5) years, shall accrue interest at seven (7) percent per annum, shall be prepayable at the option of the Company or such subsidiary at any time, in whole or in part, at its principal amount plus any accrued and unpaid interest, shall provide for the reimbursement of reasonable expenses incurred by the holder to enforce the note and shall accelerate upon the earlier of a Change of Control or the consummation of an IPO.

      "Change of Control" shall mean (1) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) other than GSCP and their Affiliates of a majority of the outstanding voting stock of the Company or (2) the sale of or other disposition (other than by way of merger or consolidation) of all or substantially all of the assets of the Company and its subsidiaries taken as a whole to any Person or group of Persons, other than to a Person (or group of Persons) a majority of the outstanding voting stock (or other interests) of which are beneficially owned by GSCP and their Affiliates.
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      "Claims" shall mean losses, claims, damages or liabilities, joint or several, actions or proceedings (whether commenced or threatened).

      "Common Stock" shall have the meaning ascribed to it in the Recitals hereof.

      "Company" shall have the meaning ascribed to it in the Introduction hereof.

      "Confetti" shall have the meaning ascribed to it in the Recitals hereof.

      "Demand Registration" shall have the meaning ascribed to it in Section 3.1(b) hereof.

      "Drag-Along Right" shall have the meaning ascribed to it in Section 2.5.1 hereof.

      "Drag-Along Seller" shall have the meaning ascribed to it in Section 2.5.2 hereof.

      "Effective Date" shall have the meaning ascribed to it in Section 5.1(a) hereof.

      "Employment Agreements" shall have the meaning ascribed to it in the Recitals hereof.

      "Estate" shall have the meaning ascribed to it in the Introduction hereof.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

      "Fair Market Value" shall mean fair value as reasonably determined by Goldman Sachs in light of all circumstances including comparable recent bona fide third party sales.

      "Goldman Sachs" shall mean Goldman, Sachs & Co.

      "GSCP", "GSCP II", "GSCP II Germany" and "GSCP II Offshore" shall have the meanings ascribed to them in the Introduction hereof.

      "IPO" shall mean an underwritten initial public offering or public offerings (on a cumulative basis) of shares of Common Stock pursuant to a registration statement or registration statements under the Securities Act with aggregate gross proceeds to the Company of at least $50 million.


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      "Management Investors" shall have the meaning ascribed to it in the
Introduction hereof.

      "Merger" shall have the meaning ascribed to it in the Recitals hereof.

      "Merger Agreement" shall have the meaning ascribed to it in the Recitals hereof.

      "NASD" shall mean the National Association of Securities Dealers, Inc.

      "Nasdaq" shall mean The Nasdaq Stock Market, Inc.

      "New Cost Per Share" shall have the meaning ascribed to it in the Employment Agreement, by and between James M. Harrison and Confetti, dated as of August 10, 1997, as in effect on the date hereof.

      "Offer Shares" shall have the meaning ascribed to it in Section 2.4.1.

      "Offeree Stockholders" shall have the meaning ascribed to it in Section 2.4.1.

      "Options" shall mean options to purchase shares of Common Stock from the Company, whether granted pursuant to the Stock Incentive Plan or otherwise.

      "Permitted Transferee" shall have the meaning ascribed to it in Sections
2.3.3 and 2.3.4 hereof.

      "Person" shall mean an individual, corporation, partnership, joint venture, trust, unincorporated organization, government (or any department or agency thereof) or other entity.

      "Piggyback Notice" shall have the meaning ascribed to it in Section 3.1(a) hereof.

      "Piggyback Registration" shall have the meaning ascribed to it in Section 3.1(a) hereof.

      "Proposed Transferee" means a Person or group as defined in Section 13(d)(3) of the Exchange Act, other than any Stockholders or their Affiliates (whether any such Affiliate is such prior to or upon consummation of the proposed Transfer, but not solely by virtue of becoming a party to this Agreement), to whom Common Stock is proposed to be Transferred pursuant to the terms of Section 2.4.3(a) or 2.5 of this Agreement.


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      "Registrable Securities" shall mean the shares of Common Stock; provided, however, as to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) such securities shall have been sold pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) such securities shall have been otherwise transferred and new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company, (iv) such securities shall have ceased to be outstanding (and, in the case of shares of Common Stock underlying options granted under the Stock Incentive Plan or underlying options or warrants granted otherwise, such shares of Common Stock shall have ceased to be outstanding after issuance pursuant to the exercise of such options or warrants), or (v) in the case of shares of Common Stock held by a Management Investor, such securities shall have been transferred to any Person other than a Management Investor or a Permitted Transferee.

      "Registration Expenses" shall mean any and all expenses incident to performance of or compliance with Article III of this Agreement, including without limitation, (i) all SEC and stock exchange or the NASD registration and filing fees, (ii) all fees and expenses of complying with securities or "blue sky" laws (including reasonable fees and disbursements of counsel for the underwriters in connection with "blue sky" qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses, (iv) the fees and disbursements of counsel for the Company and of the Company's independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, (v) the reasonable fees and disbursements of one counsel retained by the Stockholders (if GSCP is one of the selling Stockholders, such counsel to be selected by GSCP) as a group in connection with each such registration, (vi) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities and the reasonable fees and expenses of any special experts retained in connection with the requested registration, including any fee payable to a qualified independent underwriter within the meaning of the rules of the NASD, but excluding underwriting discounts and commissions and transfer taxes, if any,
(vii) internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties) and (viii) securities acts liability insurance (if the Company elects to obtain such insurance).


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      "Restricted Stock" shall have the meaning ascribed to it in the Employment
Agreements.

      "Rule 144" shall mean Rule 144 under the Securities Act.

      "Sale Notice" shall have the meaning ascribed to it is Section 2.4.1.

      "SEC" shall mean the Securities and Exchange Commission.

      "Section 3.1 Sale Number" shall have the meaning ascribed to it in Section 3.1(d) hereof.

      "Securities Act" shall mean the Securities Act of 1933, as amended.

      "Stock Incentive Plan" shall have the meaning ascribed to it in the Recitals hereof.

      "Stone Street" shall have the meaning ascribed to it in the Introduction hereof.

      "Subsidiary Dividend" shall have the meaning ascribed to it in Section 4.1 hereof.

      "Tag-Along Right" shall have the meaning ascribed to it in Section 2.4.3(a) hereof.

      "Tag-Along Seller" shall have the meaning ascribed to it in Section 2.4.3(b) hereof.

      "Tag-Along Shares" shall have the meaning ascribed to it in Section 2.4.2 hereof.

      "Transfer" shall mean to sell, assign, pledge or encumber or otherwise transfer, directly or indirectly, whether or not for consideration.

      "Transferee" shall mean any Person to whom a Transfer is made, regardless of the method of Transfer.

      "Transferor" shall mean any Person by whom a Transfer is made, regardless of the method of Transfer.

      "Violation" shall have the meaning ascribed to it in Section 3.3(a) hereof.

      "Voting Agreement" shall have the meaning ascribed to it in the Recitals hereof.


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                                   ARTICLE II

                       RESTRICTIONS ON TRANSFERS OF STOCK

      2.1 General Prohibition on Transfers.

            (a) Prohibition on Transfers Generally. No Management Investor shall, at any time prior to an IPO, Transfer any shares of Common Stock, unless such Transfer is made in accordance with Section 2.3, 2.4 or 2.5 or pursuant to a Piggyback Registration, and any Transfer by any Management Investor of any shares of Common Stock owned as of the date hereof or hereafter acquired not in accordance with such provisions shall be null and void.

            (b) Recordation. The Company shall not record upon its books any Transfer of shares of Common Stock held or owned by any of the Management Investors to any other Person except Transfers in accordance with this Agreement.

            (c) Obligations of Transferees. No Transfer of shares of Common Stock by a Management Investor otherwise permitted pursuant to this Agreement (other than pursuant to a Piggyback Registration or pursuant to a Tag-Along Right or Drag-Along Right) shall be effective unless (x) the Transferee (including a Permitted Transferee pursuant to Section 2.3) shall have executed an appropriate document in form and substance reasonably satisfactory to the Company confirming that (i) the Transferee takes such shares subject to all the terms and conditions of this Agreement to the same extent as its Transferor was bound by and entitled to the benefits of such provisions and (ii) the shares shall bear legends, substantially in the forms required by Section 2.6, and (y) such document shall have been delivered to and approved (as described above) by the Company prior to such Transferee's acquisition of shares of Common Stock.

            (d) Transfers to Competitors. Notwithstanding anything to the contrary in this Agreement, no Management Investor shall, at any time, directly or indirectly, Transfer any shares of Common Stock to any Person who is a competitor of the Company or to any Affiliate of such a competitor (other than Transfers to the Company and its Affiliates), unless such Transfer (i) is made in connection with the exercise of a Tag-Along Right pursuant to Section 2.4 or in connection with the exercise of a Drag-Along Right pursuant to Section 2.5, in which event such sale may be effected only in accordance with such Section
2.4 or Section 2.5, as applicable, or (ii) is made


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in accordance with the terms of this Agreement and is made pursuant to a widely distributed, underwritten public offering registered under the Securities Act (or an underwritten offering pursuant to the exercise of such Management Investor's piggyback registration rights pursuant to Section 3.1(a) hereof) or pursuant to a sale effected through an open market, nondirected broker's transaction pursuant to Rule 144 in which the seller does not know that the buyer is a competitor. For purposes of this provision, the good faith determination of a majority of the entire Board that a proposed Transferee is a "competitor," made within thirty (30) days of written notice to the Board of the proposed Transfer, shall in all respects be conclusive.

      2.2 Compliance with Securities Laws. No Management Investor shall Transfer any shares of Common Stock unless the Transfer is made in accordance with the terms of this Agreement and (i) the Transfer is pursuant to an effective registration statement under the Securities Act and in compliance with any other applicable federal securities laws and state securities or "blue sky" laws or
(ii) such Management Investor shall have furnished the Company with an opinion of counsel, if reasonably requested by the Company, which opinion and counsel shall be reasonably satisfactory to the Company, to the effect that no such registration is required because of the availability of an exemption from registration under the Securities Act and under any applicable state securities or "blue sky" laws and that the Transfer otherwise complies with this Agreement and any other applicable federal securities laws and state securities or "blue sky" laws.

      2.3 Permitted Transfers.

            2.3.1 GSCP Transfers. (a) GSCP and any Affiliate of GSCP shall be free to Transfer shares of Common Stock to any Person, in whole at any time, or in part from time to time; provided, however, that if such Person is not Affiliate of GSCP, such Transfer shall be subject to Section 2.4 and Section 2.5 hereof. In any Transfer made pursuant to the foregoing to an Affiliate of GSCP, the Transferee shall agree, in connection with such Transfer, for the benefit of the Company, that such Transferee will Transfer back to the Transferor or another continuing Affiliate of GSCP (that will be similarly bound by this sentence) any shares of Common Stock so Transferred, if the Transferee at any time is no longer an Affiliate of GSCP.

            (b) No Transfer of shares of Common Stock by GSCP or an Affiliate of GSCP otherwise permitted pursuant to this Section 2.3.1 shall be effective unless the Transferee (whether or not an Affiliate of GSCP) shall have executed an appropriate


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

document in form and substance reasonably satisfactory to the Company confirming that the Transferee takes such shares subject to all the terms and conditions of this Agreement to the same extent as its Transferor was bound by and entitled to the benefits of such provisions.

            2.3.2 Management Investors. (a) The restrictions contained in Sections 2.1(a) of this Agreement with respect to Transfers by Management Investors (other than the Estate) of shares of Common Stock shall not apply to any Transfer by a Management Investor (other than the Estate): (i) to or among such Management Investor's spouse, children, grandchildren or other living descendants, or to a trust or family partnership of which there are no principal (i.e., corpus) beneficiaries or partners other than the grantor or one or more of such Management Investor, spouse or described relatives, and provided, in the case of a trust, that the existing beneficiaries and/or trustee(s) and/or grantor(s) of such trust have the power to act with respect to the trust's assets without court approval and, in the case of a family partnership, that the partners thereof have the power to act with respect to the partnership's assets without court approval and the partnership is not permitted to (x) distribute assets to Persons who are not among the relatives listed above or (y) have partners who are not among the relatives listed above, and, in any case, all the partners agree, for the benefit of the Company and GSCP, not to amend such provisions; (ii) to a legal representative of such Management Investor in the event such Management Investor becomes mentally incompetent or to such Management Investor's personal representative following the death of such Management Investor; (iii) with the prior written approval of the Company, which approval may be granted or withheld by the Board of Directors of the Company in its sole and absolute discretion; and (iv) pursuant to any pledge by a Management Investor to the Company or an Affiliate thereof for money borrowed to purchase shares of Common Stock pursuant to the Employment Agreements, if applicable.

            (b) The restrictions contained in Section 2.1(a) of this Agreement with respect to Transfers by the Estate shall not apply to any of the following Transfers by the Estate: (i) to a qualified terminable interest property trust in accordance with the terms of the will of the decedent of the Estate or (ii) with the prior written approval of the Company which approval may be granted or withheld by the Board of Directors of the Company in its sole and absolute discretion.

            2.3.3 Permitted Transferees. Transferees to whom Transfers are permitted pursuant to clauses (i), (ii) and (iii) of Section 2.3.2(a) and clauses (i) and (ii) of Section


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

2.3.2(b) are referred to herein as "Permitted Transferees." Any such permitted Transfer shall be subject to the terms of this Agreement, including compliance with Section 2.1(c).

            2.3.4 Transfer by Permitted Transferees. The restrictions contained in Section 2.1(a) of this Agreement with respect to Transfers by Management Investors of shares of Common Stock shall not apply to any Transfer by a Permitted Transferee of a Management Investor to such Management Investor or to another Permitted Transferee of such Stockholder, and any such Transferee shall also be a "Permitted Transferee," subject to the provisions of Section 2.3.3.

            2.3.5 Other Transfer Restrictions. The restrictions contained in Sections 2.1(a), 2.4 and 2.5 hereof and the provisions regarding Permitted Transferees contained in this Section 2.3 shall be in addition to and not in lieu or limitation of any restrictions on the ownership or Transfer of shares of Common Stock (including with respect to any Restricted Stock) contained in any Employment Agreement or any analogous provision of any employment, compensation or benefit agreement or arrangement or other agreement between Confetti or the Company and any Stockholder; provided, however, that upon the termination of any such Employment Agreement or other such agreement or arrangement or lapsing of such restrictions, the restrictions and provisions contained herein shall continue in full force and effect pursuant to this Agreement.

      2.4 Tag-Along Rights.

            2.4.1 Sale Notice. If GSCP proposes to sell any of the Common Stock owned by it, other than (a) to an Affiliate of GSCP, (b) pursuant to the exercise of a Drag-Along Right pursuant to Section 2.5 of this Agreement, (c) pursuant to a Demand Registration (which affords piggyback registration rights pursuant to Section 3.1) or Piggyback Registration, or (d) following an IPO, sales effected through open market, nondirected broker's transactions pursuant to Rule 144, then GSCP shall first give written notice (the "Sale Notice") to the Company and to each of the Management Investors (such Management Investors, being referred to herein as the "Offeree Stockholders"), stating that GSCP desires to make such sale, referring to Section 2.4 of this Agreement, specifying the number of shares of Common Stock proposed to be sold by GSCP pursuant to the offer (the "Offer Shares"), and specifying the price, the form of consideration and the material terms pursuant to which such sale is proposed to be made.


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

            2.4.2 Tag-Along Election. Within seven (7) days of the date of receipt of the Sale Notice, each Offeree Stockholder, other than GSCP, shall deliver to GSCP and to the Company a written notice stating whether the Offeree Stockholder elects to sell a pro rata portion of its Common Stock (equal to (A) the total number of shares of Common Stock owned by such Offeree Stockholder, plus the total number of shares of Common Stock then issuable upon exercise of vested Options then exercisable by such Offeree Stockholder, multiplied by (B) a fraction, (i) the numerator of which is the number of Offer Shares and (ii) the denominator of which is the total number of shares of Common Stock held by GSCP plus the total number of shares of Common Stock then issuable upon exercise or conversion of any convertible securities, if applicable, then exercisable or convertible by GSCP) to such Proposed Transferee on the same terms and conditions as GSCP (with respect to each Offeree Stockholder, its "Tag-Along Shares"). An election pursuant to the first sentence of this Section 2.4.2 shall constitute an irrevocable commitment by the Offeree Stockholder making such election to sell such Common Stock to the Proposed Transferee if the sale of Offer Shares to the Proposed Transferee occurs on the terms contemplated hereby.

            2.4.3 Seller's Rights to Transfer.

            (a) Third Party Sale; Tag-Along Buyer. A sale to a Proposed Transferee pursuant to Section 2.4 shall only be consummated if the Proposed Transferee shall purchase, within 120 days of the date of the Sale Notice, concurrently with and on the same terms and conditions and at the same price as the Offer Shares, all of each Offeree Stockholder's Tag-Along Shares with respect to such sale, in accordance with their elections pursuant to Section
2.4.2 (the "Tag-Along Right").

            (b) Sale Agreement. Each Offeree Stockholder electing to sell Tag-Along Shares (a "Tag-Along Seller") agrees to cooperate in consummating such a sale, including, without limitation, by becoming a party to the sales agreement and all other appropriate related agreements (other than any amendment to such Tag-Along Seller's Employment Agreement, if any), delivering at the consummation of such sale, stock certificates and other instruments for such Common Stock duly endorsed for transfer, free and clear of all liens and encumbrances, and voting or consenting in favor of such transaction (to the extent a vote or consent is required) and taking any other necessary or appropriate action in furtherance thereof, including the execution and delivery of any other appropriate agreements, certificates, instruments and other documents. The foregoing notwithstanding, in connection with such sale, a Tag-Along


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

Seller, as such, shall not be required to make any representations and warranties with respect to the Company or the Company's business or with respect to any other seller. In addition, each Tag-Along Seller shall be severally responsible for its proportionate share of the expenses of sale incurred by the sellers in connection with such sale and the obligations and liabilities incurred by the sellers in connection with such sale. Such obligations and liabilities shall include (to the extent such obligations are incurred) obligations and liabilities for indemnification (including for (x) breaches of representations and warranties made in connection with such sale by the Company or any other seller with respect to the Company or the Company's business, (y) breaches of covenants and (z) other matters), and shall also include amounts paid into escrow or subject to holdbacks, and amounts subject to post-closing purchase price adjustments. The foregoing notwithstanding, (1) without the written consent of a Tag-Along Seller, the amount of such obligations and liabilities for which such Tag-Along Seller shall be responsible shall not exceed the gross proceeds received by such Tag-Along Seller in such sale and (2) a Tag-Along Seller shall not be responsible for the fraud of any other seller or for any indemnification obligations and liabilities for breaches of representations and warranties made by any other seller with respect to such other seller's (i) ownership of and title to shares of capital stock of the Company, (ii) organization, (iii) authority and (iv) conflicts and consents.

            (c) No Liability. Notwithstanding any other provision contained in this Section 2.4.3, there shall be no liability on the part of the Company or GSCP in the event that the sale pursuant to this Section 2.4.3 is not consummated for any reason whatsoever. The decision whether to effect a Transfer pursuant to this Section 2.4.3 shall be in the sole and absolute discretion of GSCP.

      2.5 Drag-Along Right.

            2.5.1 Exercise. If GSCP proposes to make a bona fide sale of all of its shares of Common Stock to a Proposed Transferee, pursuant to a stock sale, merger, business combination, recapitalization, consolidation, reorganization, restructuring or similar transaction, GSCP shall have the right (a "Drag-Along Right"), exercisable upon fifteen (15) days' prior written notice to the other Stockholders, to require the other Stockholders to sell all of their shares of Common Stock and, at the election of GSCP, Options (whether vested or unvested) to the Proposed Transferee on the same terms and conditions and at the same price (in the case of Options the purchase price of each Option shall be equal to the purchase price attributable to the number of shares of Common Stock issuable upon exercise of such Option less the exercise price thereof) as GSCP.

            2.5.2 Sale Agreement. Each Stockholder selling shares of Common Stock pursuant to a transaction contemplated by this Section 2.5 (a "Drag-Along Seller") agrees to cooperate in consummating such a sale, including, without limitation, by becoming a party to the sales agreement and all other appropriate related agreements (other than any amendment to such Drag-Along Seller's Employment Agreement, if any), delivering at the consummation of such sale, stock certificates and other instruments for such shares of Common Stock duly endorsed for transfer, free and clear of all liens and encumbrances, and voting or consenting in favor of such transaction (to the extent a vote or consent is required) and taking any other necessary or appropriate action in furtherance thereof, including the execution and delivery of any other appropriate agreements, certificates, instruments and other documents. The foregoing notwithstanding, in connection with such sale, a Drag-Along Seller, as such, shall not be required to make any representations and warranties with respect to the Company or the Company's business or with respect to any other seller. In addition, each Drag-Along Seller shall be severally responsible for its proportionate share of the expenses of sale incurred by GSCP in connection with such sale and the obligations and liabilities incurred by the seller in connection with such sale. Such obligations and liabilities shall include (to the extent such obligations are incurred) obligations and liabilities for indemnification (including for (x) breaches of representations and warranties made in connection with such sale by the Company or any other seller with respect to the Company or the Company's business, (y) breaches of covenants and
(z) other matters), and shall also include amounts paid into escrow or subject to holdbacks, and amounts subject to post-closing purchase price adjustments. The foregoing notwithstanding, (1) without the written consent of a Drag-Along Seller, the amount of such obligations and liabilities for which such Drag-Along Seller shall be responsible shall not exceed the gross proceeds received by such Drag-Along Seller in such sale and (2) a Drag-Along Seller shall not be responsible for the fraud of any other seller or any indemnification obligations and liabilities for breaches of representations and warranties made by any other seller with respect to such other seller's (i) ownership of and title to shares of capital stock of the Company, (ii) organization, (iii) authority and (iv) conflicts and consents.

            2.5.3 No Liability. Notwithstanding any other provision contained in this Section 2.5, there shall be no liability on the part of the Company or GSCP in the event that the sale pursuant to this Section 2.5 is not consummated for any reason whatsoever. The decision whether to effect a Transfer pursuant to this
Section 2.5 shall be in the sole and absolute discretion of GSCP.

      2.6 Additional Provisions Relating to Restrictions on Transfers.

            2.6.1 Legends. Each of the Stockholders hereby agrees that each outstanding certificate representing shares of Common Stock held or owned by such Stockholder or its Transferee, including any certificate representing shares of Common Stock acquired in accordance with the provisions of this Agreement or the Employment Agreements and any certificates representing shares of Common Stock issued upon exercise of the Options, in any case, subject to the provisions of this Agreement and issued prior to the date when the applicable restrictions are terminated pursuant to Section 2.6.3, shall bear endorsements reading substantially as follows:

                  (a) The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state and may not be transferred, sold or otherwise disposed of except while such a registration is in effect or pursuant to an exemption from registration under said Act and applicable state securities laws.

                  (b) The securities represented by this certificate are subject to the terms and conditions set forth in a Stockholders' Agreement, dated as of December 19, 1997, copies of which may be obtained from the issuer or from the holder of this security. No transfer of such securities will be made on the books of the issuer unless accompanied by evidence of compliance with the terms of such agreement.

            Each outstanding certificate representing shares of Common Stock shall also bear any legend required by the terms of the Employment Agreements or the Stock Incentive Plan or as the Company may otherwise deem appropriate.

            2.6.2 Copy of Agreement. A copy of this Agreement shall be filed with the corporate secretary of the Company and kept with the records of the Company and shall be made available for inspection by any stockholder of the Company at the principal executive offices of the Company.

            2.6.3 Termination of Restrictions. The restriction referred to in the endorsement required pursuant to Section 2.6.1(a) shall cease and terminate as to any particular shares of Common Stock when, in the reasonable opinion of counsel for the Company, such restriction is no longer required in order to assure compliance with the Securities Act. The Company or the Company's counsel, at their election, may request from any Stockholder a certificate or an opinion of such Stockholder's counsel with respect to any relevant matters in connection with the removal of the endorsement set forth in Section 2.6.1(a) from such Stockholder's stock certificates, any such certificate or opinion of counsel to be reasonably satisfactory to the Company and its counsel. The restrictions referred to in
Section 2.6.1(b) shall cease and terminate as to any particular shares of Common Stock when, in the reasonable opinion of counsel for the Company, the provisions of this Agreement are no longer applicable to such shares or this Agreement shall have terminated in accordance with its terms. Any other restrictions referred to in any other legends required pursuant to Section 2.6.1 shall cease and terminate when, in the reasonable opinion of counsel for the Company, such restrictions are no longer applicable. Whenever such restrictions shall cease and terminate as to any shares of Common Stock, the Stockholder holding such shares shall be entitled to receive from the Company, without expense (other than applicable transfer taxes, if any, if such unlegended shares are being delivered and transferred to any Person other than the registered holder thereof), new certificates for a like number of shares of Common Stock not bearing the relevant legend(s) set forth or referred to in Section 2.6.1.

                                   ARTICLE III

                               REGISTRATION RIGHTS

      3.1 Piggyback and Demand Registrations.

            (a) Piggyback Registrations. If at any time the Company proposes to register for sale by the Company under the Securities Act any of its equity securities (other than a registration on Form S-4 or Form S-8, or any successor or similar forms), or any shares of Common Stock held by GSCP pursuant to
Section 3.1(b), in a manner that would permit registration of Registrable Securities for sale to the public under the Securities Act and in an underwritten offering, the Company will each such time promptly give written notice to all Stockholders who beneficially own any Registrable Securities of its intention to do so, of the registration form of the SEC that has been selected by the Company and of such holders' rights under this Section 3.1 (the "Piggyback Notice"). The Company will use its reasonable best efforts to include, and to cause the underwriter or underwriters to include, in the proposed offering, on the same terms and conditions as the securities of the Company included in such offering, all Registrable Securities that the Company has been requested in writing, within fifteen (15) calendar days after the Piggyback Notice is given, to register by the Stockholders thereof (each such registration pursuant to this Section 3.1(a), a "Piggyback Registration"); provided, however, that (i) if, at any time after giving a Piggyback Notice and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such equity securities (or, in the case of a Demand Registration (as defined below), GSCP so determines), the Company may, at its election (or, in the case of a Demand Registration where GSCP so determines, the Company shall), give written notice of such determination to all Stockholders who beneficially own any Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration, and (ii) in case of a determination by the Company to delay registration of its equity securities (or, in the case of a Demand Registration, GSCP so determines), the Company shall be permitted to (or, in the case of a Demand Registration where GSCP so determines, the Company shall) delay the registration of such Registrable Securities for the same period as the delay in registering such other equity securities (provided that clauses (i) and (ii) shall not relieve the Company of its obligations under Section 3.1(b)). In the case of any registration of Registrable Securities in an underwritten offering pursuant to this Section 3.1(a), all Stockholders proposing to distribute their securities pursuant to this Section 3.1(a) shall, at the request of the Company (or, in the case of a Demand Registration, GSCP), enter into an agreement in customary form with the underwriter or underwriters selected by the Company (or, in the case of a Demand Registration, selected by GSCP). Notwithstanding the foregoing, following an IPO, the Company shall not be obligated to effect registration of Registrable Securities for which Piggyback Registration is requested by a Management Investor if, at the time of such request, all such Registrable Securities are eligible for sale to the public by the requesting Management Investor without registration under Rule 144 under the Securities Act, with such sale not being limited by the volume restrictions thereunder.

            (b) Demand Registrations. The Company, upon the reasonable request of GSCP, shall, from time to time, use its reasonable best efforts to register under the Securities Act any reasonable portion of Registrable Securities held by GSCP (including, at the election of GSCP, in an underwritten offering) and bear all expenses in connection with such offering in a manner consistent with paragraph (c) below and shall enter into such other agreements in furtherance thereof (including with underwriters selected by GSCP, including, in any case, Affiliates of GSCP as lead underwriters, if requested by GSCP) (each such registration pursuant to this Section 3.1(b), a "Demand Registration"), and the Company shall provide customary indemnifications in such instances (in a manner consistent with the indemnification provisions of this Article III) to GSCP and any such underwriters; provided, however, that the Company shall not be obligated to effect more than four Demand Registrations. A registration shall not count as a Demand Registration unless and until the registration statement relating thereto has been declared effective by the SEC and not withdrawn.

            (c) Expenses. The Company shall pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 3.1; provided, however, that each Stockholder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Stockholder's Registrable Securities pursuant to a registration statement effected pursuant to this Section 3.1.

            (d) Priority in Piggyback and Demand Registrations. If the managing underwriter for a registration pursuant to this Section 3.1 shall advise the Company in writing that, in its opinion, the number of securities requested to be included in such registration exceeds the number (the "Section 3.1 Sale Number") that can be sold in an orderly manner in such offering within a price range acceptable to the Company (or, in the case of a Demand Registration, to GSCP), the Company shall include in such offering (i) first, all the securities the Company proposes to register for its own sale, and (ii) second, to the extent that the securities the Company proposes to register are less than the
Section 3.1 Sale Number, all Registrable Securities requested to be included by all Stockholders; provided, however, that if the number of such Registrable Securities exceeds (x) the Section 3.1 Sale Number less (y) the number of securities included pursuant to clause (i) hereof, then the number of such Registrable Securities included in such registration shall be allocated pro rata among all requesting Stockholders, on the basis of the relative number of shares of such Registrable Securities each such Stockholder then holds. If there is any reduction or exclusion of Registrable Securities pursuant to this Section 3.1(d) in connection with a Demand Registration, such registration shall not be deemed to be a Demand Registration for purposes of determining the maximum number of Demand Registrations the Company is obligated to effect pursuant to Section 3.1(b) hereof.

            (e) Underwriting Requirements. In connection with any offering involving any underwriting of securities in a Piggyback Registration, the Company shall not be required to include any Stockholder's Registrable Securities in such underwriting unless such Stockholder accepts the terms of the underwriting as agreed upon between the Company and the underwriters in such quantities and on such terms as set forth in Section 3.1(a) hereof, and such Management Investor agrees to sell such Management Investor's securities on the basis provided therein and completes and/or executes all questionnaires, indemnities, lock-ups, underwriting agreements and other documents (including powers of attorney and custody arrangements) required generally of all selling Stockholders, in each case in customary form and substance, which are requested to be executed in connection therewith.

      3.2 Registration Procedures. If and whenever the Company is required to use its reasonable best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Article III, the Company will, as soon as practicable:

            (a) prepare and file with the SEC the requisite registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become and remain effective;

            (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for such period as the Company shall deem appropriate and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement during such period;

            (c) furnish to each seller of such Registrable Securities and each underwriter such number of copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request;

            (d) promptly notify each Stockholder that holds Registrable Securities covered by such registration statement, (i) when such registration statement or any post-effective amendment or supplement thereto becomes effective, (ii) of the issuance by the SEC or any state securities authority of any stop order, injunction or other order or requirement suspending the effectiveness of such registration statement (and take all reasonable action to prevent the entry of such stop order or to remove it if entered, or the initiation of any proceedings for that purpose), or (iii) of the happening of any event as a result of which the registration statement, as then in effect, the prospectus related thereto or any document included therein by reference includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made and promptly file such amendments and supplements which may be required on account of such event and use its reasonable best efforts to cause each such amendment and supplement to become effective;

            (e) promptly furnish counsel for each underwriter, if any, and for the selling Stockholders of Registrable Securities copies of any written request by the SEC or any state securities authority for amendments or supplements to a registration statement and prospectus or for additional information;

            (f) use reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement at the earliest possible time;

            (g) use its best efforts to cause all such Registrable Securities covered by such registration statement to be listed on the principal securities exchange or authorized for quotation on Nasdaq on which similar equity securities issued by the Company are then listed or authorized for quotation, or eligible for listing or quotation, if the listing or authorization for quotation of such securities is then permitted under the rules of such exchange or the NASD;

            (h) enter into an underwriting agreement with the underwriter of such offering in the form customary for such underwriter for similar offerings, including such representations and warranties by the Company, provisions regarding the delivery of opinions of counsel for the Company and accountants' letters, provisions regarding indemnification and contribution, and such other terms and conditions as are at the time customarily contained in such underwriter's underwriting agreements for similar offerings (the sellers of Registrable Securities which are to be distributed by such underwriter(s) may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriter(s) shall also be made to and for the benefit of such sellers of Registrable Securities);

            (i) make available for inspection by representatives of the selling Stockholders who hold Registrable Securities and any underwriters participating in any disposition pursuant hereto and any counsel or accountant retained by such Stockholders or underwriters, all relevant financial and other records, pertinent corporate documents and properties of the Company and cause the respective officers, directors and employees of the Company to supply all information reasonably requested by any such representative, underwriter, counsel or accountant in connection with a registration pursuant hereto; provided, however, that, with respect to records, documents or information which the Company determines, in good faith, to be confidential and as to which the Company notifies such representatives, underwriters, counsel or accountants in writing of such confidentiality, such representatives, underwriters, counsel or accountants shall not disclose such records, documents or information unless (i) the release of such records, documents or information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (ii) such records, documents or information have previously been generally made available to the public, or (iii) the disclosure of such records, documents or information is necessary, in the written opinion of outside legal counsel, to avoid or correct a material misstatement or omission in the registration statement and then only after reasonable request has been made to the Company to make such disclosure and the Company has denied such request. Each selling Stockholder of such Registrable Securities agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company or its Affiliates (or for such Stockholder's business purposes or for any reason other than in connection with a registration hereunder) unless and until such information is made generally available (other than by such Stockholder or where such Stockholder knows that such information became publicly available as a result of a breach of any confidentiality arrangement) to the public. Each selling Stockholder of such Registrable Securities further agrees that it will, upon learning that disclosure of such records is sought, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the records deemed confidential;

            (j) permit any beneficial owner of Registrable Securities who, in the sole judgment, exercised in good faith, of such holder, might be deemed to be a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, that in the judgment of such holder, as aforesaid, should be included; and

            (k) make reasonably available its employees and personnel and otherwise provide reasonable assistance to the underwriters (taking into account the needs of the Company's businesses and the requirements of the marketing process) in the marketing of Registrable Securities in any underwritten offering.

            The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing. The Company shall not be required to register or qualify any Registrable Securities covered by such registration statement under any state securities, or "blue sky," laws of such jurisdictions other than as it deems necessary in connection with the chosen method of distribution or to take any other actions or do any other things other than those it deems necessary or advisable to consummate such distribution, and the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not otherwise be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction.

            Each beneficial owner of Registrable Securities agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in subclauses (i) and (ii) of clause (d) of this Section 3.2, such beneficial owner will forthwith discontinue disposition of Registrable

Securities pursuant to the registration statement covering such Registrable Securities until such beneficial owner's receipt of the copies of the supplemented or amended prospectus contemplated by clause (d) of this Section 3.2, and, if so directed by the Company, such beneficial owner will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such beneficial owner's possession, of the prospectus covering such Registrable Securities that was in effect prior to such amendment or supplement.

      3.3 Indemnification.

            (a) In the event of any registration of any Registrable Securities pursuant to this Article III, the Company will, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, the seller of any Registrable Securities covered by such registration statement, its directors, officers, fiduciaries, employees and stockholders or general and limited partners (and the directors, officers, fiduciaries, employees and stockholders or general and limited partners thereof), each other Person who participates as an underwriter or a qualified independent underwriter, if any, in the offering or sale of such securities, each director, officer, fiduciary, employee and stockholder or general and limited partner of such underwriter or qualified independent underwriter, and each other Person (including any such Person's directors, officers, fiduciaries, employees and stockholders or general and limited partners), if any, who controls such seller or any such underwriter or qualified independent underwriter, within the meaning of the Securities Act, against any and all Claims in respect thereof and expenses (including reasonable fees and expenses of counsel and any amounts paid in any settlement effected with the Company's consent, which consent shall not be unreasonably withheld or delayed) to which each such indemnified party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims or expenses arise out of or are based upon any of the following actual or alleged statements, omissions or violations (each, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such securities were registered pursuant to this Agreement under the Securities Act or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus or any amendment or supplement thereto, together with the documents incorporated by reference therein, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration, and the Company will reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim as such expenses are incurred; provided, that the Company shall not be liable to any such indemnified party in any such case to the extent such Claim or expense arises out of or is based upon any Violation which occurs in reliance upon and in conformity with written information furnished to the Company or its representatives by or on behalf of such indemnified party expressly stating that such information is for use therein.

            (b) Each holder of Registrable Securities that are included in the securities as to which any Demand Registration or Piggyback Registration is being effected (and, if the Company requires as a condition to including any Registrable Securities in any registration statement filed in connection with any Demand Registration or Piggyback Registration, any underwriter and qualified independent underwriter, if any) shall, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) of this Section 3.3), to the extent permitted by law, the Company, its directors, officers, fiduciaries, employees and stockholders (and the directors, officers, fiduciaries, employees and stockholders or general and limited partners thereof) and each Person (including any such Person's directors, officers, fiduciaries, employees and stockholders or general and limited partners), if any, controlling the Company within the meaning of the Securities Act and all other prospective sellers and their directors, officers, fiduciaries, employees and stockholders or general and limited partners and respective controlling Persons (including any such Person's directors, officers, fiduciaries, employees and stockholders or general and limited partners) against any and all Claims and expenses (including reasonable fees and expenses of counsel and any amounts paid in any settlement effected with the consent of the indemnifying party, which consent shall not be unreasonably withheld or delayed) to which each such indemnified party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims or expenses arise out of or are based upon any Violation which occurs in reliance upon and in conformity with written information furnished to the Company or its representatives by or on behalf of such holder or underwriter or qualified independent underwriter, if any, expressly stating that such information is for use in connection with any registration statement, preliminary, final or summary prospectus or amendment or supplement or document incorporated by reference into any of the foregoing; provided, however, that the aggregate amount which any such holder, underwriter or qualified independent underwriter shall be required to pay pursuant to this
Section 3.3(b) and Sections 3.3(c) and (e) shall be limited to (x) in the case of any such holder, the amount of the gross proceeds received by such holder upon the sale of the Registrable Securities pursuant to the registration statement giving rise to such claim and (y) in the case of any such underwriter or qualified independent underwriter, the amount of the total sales price of the Registrable Securities sold through or by it pursuant to the registration statement giving rise to such claim.

            (c) Indemnification similar to that specified in the preceding paragraphs (a) and (b) of this Section 3.3 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities (and, if the Company requires as a condition to including any Registrable Securities in any registration statement filed in connection with any Demand Registration or Piggyback Registration, any underwriter and qualified independent underwriter, if any) with respect to any required registration or other qualification of securities under any state securities and "blue sky" laws.

            (d) Any Person entitled to indemnification under this Agreement shall notify promptly the indemnifying party in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 3.3, but the failure of any indemnified party to provide such notice shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 3.3, except to the extent the indemnifying party is prejudiced thereby and shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Section 3.3. In case any action or proceeding is brought against an indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, unless in the reasonable opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense thereof jointly with any other indemnifying party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party that it so chooses, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within twenty (20) days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so; or (ii) if such indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have concluded that there may be one or more legal defenses available to such indemnified party which are not available to the indemnifying party; or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction, except to the extent any indemnified party or parties reasonably shall have concluded that there may be legal defenses available to such party or parties which are not available to the other indemnified parties or to the extent representation of all indemnified parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct) and the indemnifying party shall be liable for any expenses therefor. No indemnifying party shall, without the written consent of the indemnified party, which consent shall not be unreasonably withheld, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

            (e) If for any reason the foregoing indemnity is unavailable or is insufficient to hold harmless an indemnified party under Section 3.3(a), (b) or
(c), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any Claim in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other from the relevant offering of securities. If, however, the allocation provided in the immediately preceding sentence is not permitted by applicable law, or if the indemnified party failed to give the notice required by Section 3.3(d) above and the indemnifying party is prejudiced thereby, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative fault of but also the relative benefits received by the indemnifying party, on the one hand, and the indemnified party, on the other hand, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the Violation relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such Violation. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 3.3(e) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences of this
Section 3.3(e). The amount paid or payable in respect of any Claim shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything in this Section 3.3(e) to the contrary, no indemnifying party (other than the Company) shall be required pursuant to this Section 3.3(e) to contribute any amount in excess of (x) in the case of an indemnifying party that is a holder of Registrable Securities, the gross proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the losses, claims, damages or liabilities of the indemnified parties relate, or (y) in the case of an indemnifying party that is an underwriter or a qualified independent underwriter, the amount of the total sales price of the Registrable Securities sold through or by it in the offering to which the losses, claims, damages or liabilities of the indemnified parties relate, less, in any such case referred to in (x) and (y), the amount of all indemnification and contribution payments made pursuant to Sections 3.3(b) and (c) and this
Section 3.3(e), as the case may be, in connection with such offering.

            (f) The indemnity agreements contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of the Registrable Securities by any such party.

            (g) The indemnification and contribution required by this Section
3.3 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

            (h) In connection with underwritten offerings, the Company will use reasonable best efforts to negotiate terms of indemnification that are reasonably favorable to the various sellers pursuant thereto, as appropriate under the circumstances.

      3.4 Holdback Agreement.

            (a) If requested in writing by the Company or the underwriter, if any, of any offering affording Stockholders registration rights pursuant to
Section 3.1 (whether or not some or all of such Stockholder's Registrable Securities are subject to a cutback pursuant to Section 3.1 of this Agreement), including without limitation an IPO, each Stockholder agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144, of any Registrable Securities or any other equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such underwritten public offering) within fourteen (14) days before or 180 days after the effective date of a registration statement affording Stockholders registration rights pursuant to Section 3.1 (including where subject to a cutback pursuant to Section 3.1(d)).

            (b) If requested in writing by the underwriter of any offering in connection with a Demand Registration, the Company agrees not to effect any public sale or distribution (other than public sales or distributions solely by and for the account of the Company of securities issued (x) pursuant to any employee or director benefit or similar plan or any dividend reinvestment plan or (y) in any acquisition by the Company) of any Registrable Securities or any other equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such underwritten public offering), within fourteen
(14) days before or 180 days after the effective date of a registration statement filed in connection with a Demand Registration, or for such shorter period as the sole or lead managing underwriter shall request, in any such case, unless consented to by such underwriter.

                                   ARTICLE IV

                       MANAGEMENT INVESTORS' PUTS AND CALLS

      4.1 Call Rights. If, prior to the consummation of an IPO, a Management Investor (other than the Estate or the Estate's Permitted Transferees) dies or the Management Investor's (other than the Estate or the Estate's Permitted Transferees) employment by the Company terminates for any reason (including due to a Disability, as defined in such Management Investor's Employment Agreement or any analogous provision of any employment, compensation or benefit agreement or arrangement, if any, and if not so defined, upon the good faith determination of the Board of Directors of the Company of such Disability), the Company shall have the right, at its election, to purchase all (but not less than all) of the Management Investor's shares of Common Stock (including any shares held by its Permitted Transferees) within six (6) months after such termination, or fifteen
(15) months after such termination in the case of death of the Management Investor (with respect to any shares of Common Stock acquired after such termination or death upon the exercise of Options held by the Management Investor, such period to run from the date of exercise) at a price equal to the Fair Market Value of such Common Stock determined as of, in all cases other than the death of the Management Investor, the date such termination is effective and, in the case of the Management Investor's death, as of the date of death. The Company shall pay the purchase price in cash to the extent that (x) subsidiaries of the Company are permitted to dividend the funds for such purchase to the Company (a "Subsidiary Dividend") (under both applicable law and the indebtedness of the Company and its Affiliates) and (y) the Company is permitted to purchase such shares for cash (under both applicable law and such indebtedness). The Company shall fund any amount not permitted to be funded through a Subsidiary Dividend or to be used to purchase such shares with a Buy-Out Note. The Board of Directors of the Company may, in its discretion, assign the rights and obligations of the Company under this Section 4.1 to any other Person, but no such assignment shall relieve the Company of its obligations hereunder to the extent not satisfied by such assignee.

      4.2 Put Rights. If, prior to the consummation of an IPO, a Management Investor (other than the Estate or the Estate's Permitted Transferee) dies or the Management Investor's (other than the Estate or the Estate's Permitted Transferee's) employment by the Company is terminated by the Company for any reason (including due to a Disability, as defined in such Management Investor's Employment Agreement or any analogous provision of any employment, compensation or benefit agreement or arrangement, if any, and if not so defined, upon the good faith determination of the Board of Directors of the Company of such Disability), the Management Investor or the Management Investor's legal representative or trustee, as the case may be, shall have the right, within three (3) months after such termination is effective (or one year after the date of death in the case of the Management Investor's death), to require the Company to purchase all (but not less than all) of the Management Investor's Common Stock (including any shares held by its Permitted Transferees) at a price equal to (A) in the case of termination by reason of death or Disability, the Fair Market Value thereof determined as of the date of death (in the case of termination due to death) or the date such other termination is effective and (B) in the case of termination by the Company for any other reason, the lower of (1) Fair Market Value and (2) the product of (x) the number of shares of Common Stock and (y) the New Cost Per Share (subject to adjustment to reflect any adjustments to the Common Stock made to reflect any merger, reorganization, consolidation, recapitalization, spinoff, stock dividend, stock split, extraordinary distribution with respect to the Common Stock or other change in corporate structure affecting the Common Stock, as the Company reasonably shall deem fair and appropriate). To the extent the funds for such purchase are permitted under the indebtedness of the Company and its Affiliates and applicable law to be funded through a Subsidiary Dividend and to be used to purchase such shares, the Company shall pay the purchase price in cash. The Company shall pay any amount not permitted to be funded through a Subsidiary Dividend or to be used to purchase such shares with a Buy-Out Note. The Board of Directors of the Company may, in its discretion, assign the rights and obligations of the Company under this Section 4.2 to any other Person, but no such assignment shall relieve the Company of its obligations hereunder to the extent not satisfied by such assignee.

                                    ARTICLE V

                                  MISCELLANEOUS

      5.1 Effectiveness; Term. (a) This Agreement shall become effective (the "Effective Date") simultaneously with the closing of the transactions under the Merger Agreement and shall terminate without liability or penalty on the part of any party or its directors, officers, fiduciaries, employees and stockholders or general and limited partners (and the directors, officers, fiduciaries, employees and stockholders or general and limited partners thereof) to any other party or such other party's Affiliates upon the termination of the Merger Agreement pursuant to its terms.

            (b) Unless theretofore terminated pursuant to the preceding paragraph, the rights and obligations of, and restrictions on, the Stockholders under Article II of this Agreement shall terminate when GSCP and its Affiliates no longer hold in the aggregate at least 40% of the fully diluted shares of Common Stock then outstanding. Notwithstanding the foregoing, in the event the Company enters into any agreement to merge with or into any other Person or adopts any other plan of recapitalization, consolidation, reorganization or other restructuring transaction as a result of which the Stockholders and their respective Permitted Transferees (including GSCP and any Affiliates thereof) shall own less than a majority of the outstanding voting power of the entity surviving such transaction, this Agreement shall terminate.

            (c) Unless theretofore terminated pursuant to Section 5.1(a), and notwithstanding anything in Section 5.1(b) to the contrary, the provisions contained in Article III hereof shall continue to remain in full force and effect until the earlier to occur of the twentieth anniversary of the date hereof and the date on which there are no longer any Registrable Securities outstanding or issuable or thereafter available for or subject to issuance to any Stockholder upon exercise or conversion of any options, warrants, rights or other convertible securities; provided, however, that the provisions of Section
3.3 hereof shall survive termination pursuant to Section 5.1(b) or (c) of this Agreement.

      5.2 No Voting or Conflicting Agreements. Prior to an IPO, no Management Investor shall grant any proxy or enter into or agree to be bound by any voting trust with respect to the Common Stock nor, at any time, shall any Management Investor enter into any stockholder agreements or arrangements of any kind with any Person with respect to the Common Stock inconsistent with the provisions of this Agreement (whether or not such agreements and arrangements are with other Management Investors or holders of Common Stock that are not parties to this Agreement). The foregoing prohibition includes, but is not limited to, agreements or arrangements with respect to the acquisition, disposition or voting of shares of Common Stock inconsistent with the provisions of this Agreement. No Management Investor shall act, at any time, for any reason, as a member of a group or in concert with any other Persons in connection with the acquisition, disposition or voting of shares of Common Stock in any manner which is inconsistent with the provisions of this Agreement.

      5.3 Approval of Stock Incentive Plan by Stockholders.

            The Stockholders by their execution of this Agreement, hereby approve the Stock Incentive Plan, a copy of which is attached hereto as Exhibit A.

      5.4 Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement. Any remedy under this Section 5.4 is subject to certain equitable defenses and to the discretion of the court before which any proceedings therefor may be brought.

      5.5 Notices. All notices, statements, instructions or other documents required to be given hereunder shall be in writing and shall be given either personally or by mailing the same in a sealed envelope, by overnight courier or by first-class mail, postage prepaid and either certified or registered, in either case, return receipt requested, or by telecopy, addressed to the Company at its principal offices and to the other parties at their addresses reflected on the signature pages hereto. Each party hereto, by written notice given to the other parties hereto in accordance with this Section 5.5, may change the address to which notices, statements, instructions or other documents are to be sent to such party. All notices, statements, instructions and other documents hereunder that are mailed or telecopied shall be deemed to have been given on the date of mailing or, in the case of telecopying, upon confirmation of receipt.

      5.6 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties, and their respective successors and assigns. If any Stockholder or any Affiliate thereof or any Transferee of any Stockholder shall acquire any shares of Common Stock in any manner, whether by operation of law or otherwise, such shares shall be held subject to all of the terms of this Agreement, and by taking and holding such shares such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement.

      5.7 Recapitalizations and Exchanges Affecting Common Stock. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to Common Stock, to any and all shares of capital stock or equity securities of the

Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution of, the Common Stock, or which may be issued by reason of any stock dividend, stock split, reverse stock split, combination, recapitalization, reclassification or otherwise. Upon the occurrence of any of such events, numbers of shares and amounts hereunder shall be appropriately adjusted, as determined in good faith by the Board of Directors of the Company.

      5.8 Governing Law. This Agreement shall be governed and construed and enforced in accordance with the laws of the State of New York, without regard to the principles of conflicts of law thereof.

      5.9 Descriptive Headings, Etc. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein. Unless the context of this Agreement otherwise requires, references to "hereof," "herein," "hereby," "hereunder" and similar terms shall refer to this entire Agreement.

      5.10 Amendment; Waiver; Bylaws. This Agreement may not be amended or supplemented except by an instrument in writing signed by the Company and by Stockholders holding a majority of the then outstanding shares of Common Stock held by all Stockholders; provided that any amendment, supplement or modification of this Agreement which adversely affects the rights and obligations of any Stockholder (an "Affected Holder") differently than those of any other Stockholder shall also require the approval of such Affected Holder; provided further, the foregoing proviso notwithstanding, any amendment, supplement or modification of this Agreement that adversely affects the Management Investors (or a group thereof) as a class may be approved by Management Investors (or members of such group, as the case may be) holding Common Stock or Options to purchase Common Stock, which together represent a majority of the sum of the total number of (x) the shares of such Common Stock and (y) the shares of Common Stock issuable upon exercise of such Options held by all the Management Investors (or such group, as the case may be). The foregoing notwithstanding, (i) the Company, without the consent of any other party hereto, may amend Schedule I and the signature pages hereto, in order to add any Management Investor or any other party that becomes a holder of Common Stock or securities convertible into or exercisable for Common Stock and (ii) GSCP and the Company may amend Article III of this Agreement (other than in a manner that would materially reduce the Management Investor's rights or materially increase the Management Investor's obligations with respect to

Piggyback Registrations) without the agreement or consent of any Management Investor.

      5.11 Severability. If any term or provision of this Agreement shall to any extent be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law. Upon the determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect their original intent as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

      5.12 Further Assurances. The parties hereto shall from time to time execute and deliver all such further documents and do all acts and things as the other party may reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement, including, to the extent necessary or appropriate, using all reasonable efforts to cause the amendment of the Amended Certificate or the By-Laws in order to provide for the enforcement of this Agreement in accordance with its terms. In furtherance and not in limitation of the foregoing, in the event of any amendment, modification or termination of this Agreement in accordance with its terms, the Stockholders shall cause the Board to meet within thirty (30) days following such amendment, modification or termination or as soon thereafter as is practicable for the purpose of amending the Amended Certificate and By-Laws, as may be required as a result of such amendment, modification or termination, and, to the extent required by law, proposing such amendments to the stockholders of the Company entitled to vote thereon, and such action shall be the first action to be taken at such meeting.

      5.13 Complete Agreement; Counterparts. This Agreement (together with the Merger Agreement, the Voting Agreement, the Stock Incentive Plan, the Employment Agreements and the other agreements referred to herein and therein) constitutes the entire agreement and supersedes all other agreements and understandings, both written and oral, among the parties or any of them, with respect to the subject matter hereof. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

      5.14 Certain Transactions. The parties hereto agree that Goldman Sachs shall have the exclusive right to perform all consulting, financing, investment banking and similar services for the Company and its subsidiaries (including as lead underwriter or in any analogous role in connection with any public or private offering of securities or debt, and including in connection with the Merger), for customary compensation and on other terms that are customary for similar engagements with unaffiliated third parties, and neither the Company nor its subsidiaries shall engage any other Person to perform such services during the term of this Agreement except to the extent Goldman Sachs shall consent thereto or shall decline, at its sole election, to perform such services.

      5.15 No Third Party Beneficiaries. The provisions of this Agreement shall be only for the benefit of the parties to this Agreement, and no other Person (other than Goldman Sachs with respect to Section 5.14) shall have any third party beneficiary or other right hereunder.

            IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed on the date first written above.

                              AMSCAN HOLDINGS, INC.


                              By: /s/ GERALD C. RITTENBERG
                                  -------------------------------------
                                  Name: Gerald C. Rittenberg
                                  Title: Chief Executive Officer

                              Address: 80 Grasslands Road
                                       Elmsford, New York 10523
                                       Attn: Secretary
                                       Telecopier No.: (914) 345-2056



                              GS CAPITAL PARTNERS II, L.P.

                              By: GS Advisors, L.P.
                                  General Partner

                              By: GS Advisors Inc., its
                                  General Partner


                              By: /s/ RICHARD A. FRIEDMAN
                                  -------------------------------------
                                  Name: Richard A. Friedman
                                  Title: President

                              Address: c/o Goldman, Sachs & Co.
                                       85 Broad Street
                                       New York, NY  10004
                                       Attn: David J. Greenwald
                                       Telecopier No.: (212) 357-5505

                             GS CAPITAL PARTNERS II OFFSHORE, L.P.

                             By:  GS Advisors II (Cayman), L.P.
                                  General Partner

                             By:  GS Advisors II, Inc., its
                                  General Partner


                             By:  /s/ RICHARD A. FRIEDMAN
                                  -------------------------------------
                                  Name: Richard A. Friedman
                                  Title: President

                             Address:  c/o Goldman, Sachs & Co.
                                       85 Broad Street
                                       New York, NY  10004
                                       Attn:  David J. Greenwald
                                       Telecopier No.:  (212) 357-5505


                             GOLDMAN, SACHS & CO. VERWALTUNGS GMBH

                             By:  /s/ RICHARD A. FRIEDMAN
                                  -------------------------------------
                                  Name: Richard A. Friedman
                                  Title: Managing Agent

                             By:  /s/ EVE GERRIETS
                                  -------------------------------------
                                  Name: Eve Gerriets
                                  Title: Registered Agent

                             Address:  c/o Goldman, Sachs & Co.
                                       85 Broad Street
                                       New York, NY  10004
                                       Attn:  David J. Greenwald
                                       Telecopier No.:  (212) 357-5505

                             STONE STREET FUND 1997, L.P.

                             By:  Stone Street Asset Corp.
                                  General Partner

                             By:  /s/ RICHARD A. FRIEDMAN
                                  -------------------------------------
                                  Name: Richard A. Friedman
                                  Title:

                             Address:  c/o Goldman, Sachs & Co.
                                       85 Broad Street
                                       New York, NY  10004
                                       Attn:  David J. Greenwald
                                       Telecopier No.:  (212) 357-5505


                             BRIDGE STREET FUND 1997, L.P.

                             By:  Stone Street Asset Corp.
                                  Managing General Partner

                             By:  /s/ RICHARD A. FRIEDMAN
                                  -------------------------------------
                                  Name: Richard A. Friedman
                                  Title:

                             Address:  c/o Goldman, Sachs & Co.
                                       85 Broad Street
                                       New York, NY  10004
                                       Attn:  David J. Greenwald
                                       Telecopier No.:  (212) 357-5505

                             THE ESTATE OF JOHN A. SVENNINGSEN


                             By: /s/ CHRISTINE SVENNINGSEN
                                 ------------------------------------
                                 Name: Christine Svenningsen
                                 Title: Executrix
                                 Address:

The following individuals, in their capacities as trustees or other fiduciaries (whether on the date hereof or at any point in the future) of any trust or similar instrument created by or at the instruction of, or under the last will and testament of, John A. Svenningsen or the Estate, acknowledge this Agreement and agree to be bound by the terms hereof in each such capacity, such agreement being for the benefit of each of the parties hereto, and such individuals further agree to cause any such trust or similar instrument upon its formation to become a party to this Agreement as a Permitted Transferee pursuant to
Section 2.3.3 hereof (and as if a Management Investor hereunder) and in accordance herewith have agreed to and acknowledged this Agreement:

By: /s/ LEE HARRISON CORBIN         Dated: December 19, 1997
    --------------------------             -----------------------
    Name: Lee Harrison Corbin
    Title: Attorney-In-Fact for Trustee
    Address: 1 North Broadway
             White Plains, NY 10801


By: /s/ FANNY S. WARREN             Dated: December 19, 1997
    --------------------------             -----------------------
    Name: Fanny S. Warren
    Title: Trustee
    Address: 1 North Broadway
             White Plains, NY 10801

/s/ GERALD C. RITTENBERG           Dated: December 19, 1997
--------------------------                -----------------------
Gerald C. Rittenberg
Management Investor
Address:

/s/ JAMES M. HARRISON              Dated: December 19, 1997
--------------------------                -----------------------
James M. Harrison
Management Investor
Address:

/s/ WILLIAM WILKEY                 Dated: December 19, 1997
--------------------------                -----------------------
William Wilkey
Management Investor
Address:

/s/ DIANE D. SPAAR                  Dated:  December 19, 1997
--------------------------                -----------------------
Diane D. Spaar
Management Investor
Address:

/s/ KATHERINE A. KUSNIERZ           Dated:  December 19, 1997
--------------------------                -----------------------
Katherine A. Kusnierz
Management Investor
Address:

/s/ ARTHUR KAUFMAN                  Dated:  December 19, 1997
--------------------------                -----------------------
Arthur Kaufman
Management Investor
Address:

/s/ WILLIAM MARK                    Dated:  December 19, 1997
--------------------------                -----------------------
William Mark
Management Investor
Address:

/s/ KAREN MCKENZIE                  Dated:  December 19, 1997
--------------------------                -----------------------
Karen McKenzie
Management Investor
Address:

/s/ HOWARD HARDING                  Dated:  December 19, 1997
--------------------------                -----------------------
Howard Harding
Management Investor
Address:

/s/ ROSE GIAGRANDE                  Dated:  December 19, 1997
--------------------------                -----------------------
Rose Giagrande
Management Investor
Address:

/s/ ERIC STOLLMAN                   Dated:  December 19, 1997
--------------------------                -----------------------
Eric Stollman
Management Investor
Address:

/s/ VINCENT ANASTASI                Dated:  December 19, 1997
--------------------------                -----------------------
Vincent Anastasi
Management Investor
Address:

/s/ MARK IRVINE                     Dated:  December 19, 1997
--------------------------                -----------------------
Mark Irvine
Management Investor
Address:

/s/ CHERYL CONSIDINE                Dated:  December 19, 1997
--------------------------                -----------------------
Cheryl Considine
Management Investor
Address:

/s/ ROBERT YEDOWITZ                 Dated:  December 19, 1997
--------------------------                -----------------------
Robert Yedowitz
Management Investor
Address:

/s/ MICHAEL HODGES                  Dated:  December 19, 1997
--------------------------                -----------------------
Michael Hodges
Management Investor
Address:

/s/ ANGELO GIUMMARRA                Dated:  December 19, 1997
--------------------------                -----------------------
Angelo Giummarra
Management Investor
Address:

/s/ KEITH JOHNSON                   Dated:  December 19, 1997
--------------------------                -----------------------
Keith Johnson
Management Investor
Address:

/s/ CHARLES PHILLIPS                Dated:  December 19, 1997
--------------------------                -----------------------
Charles Phillips
Management Investor
Address:

/s/ EDGAR SHOOK                     Dated:  December 19, 1997
--------------------------                -----------------------
Edgar Shook
Management Investor
Address:

/s/ KATHLEEN ROONEY                 Dated:  December 19, 1997
--------------------------                -----------------------
Kathleen Rooney
Management Investor
Address:

/s/ AOIFE QUINN                     Dated:  December 19, 1997
--------------------------                -----------------------
Aoife Quinn
Management Investor
Address:

/s/ SCOTT LAMETTO                   Dated:  December 19, 1997
--------------------------                -----------------------
Scott Lametto
Management Investor
Address:

/s/ PATRICK VENUTI                  Dated:  December 19, 1997
--------------------------                -----------------------
Patrick Venuti
Management Investor
Address:

/s/ NIGEL KEANE                    Dated: December 19, 1997
--------------------------                -----------------------
Nigel Keane
Management Investor
Address:

/s/ MORTON FISHER                  Dated: December 19, 1997
--------------------------                -----------------------
Morton Fisher
Management Investor
Address:

/s/ KEITH SPAAR                    Dated: December 19, 1997
--------------------------                -----------------------
Keith Spaar
Management Investor
Address:

/s/ WALTER THOMPSON                Dated: December 19, 1997
--------------------------                -----------------------
Walter Thompson
Management Investor
Address:

/s/ SUSAN SCOTT                    Dated: December 19, 1997
--------------------------                -----------------------
Susan Scott
Management Investor
Address:

/s/ RANDY HARRIS                    Dated:  December 19, 1997
--------------------------                -----------------------
Randy Harris
Management Investor
Address:

/s/ JAMES DOTTI                     Dated:  December 19, 1997
--------------------------                -----------------------
James Dotti
Management Investor
Address:

/s/ MICHAEL A. CORREALE             Dated:  December 19, 1997
--------------------------                -----------------------
Michael A. Correale
Management Investor
Address:

/s/ JOSEPH WALTER                  Dated: December 19, 1997
--------------------------                -----------------------
Joseph Walter
Management Investor
Address:

/s/ DALLAS HARTMAN                 Dated: December 19, 1997
--------------------------                -----------------------
Dallas Hartman
Management Investor
Address:

/s/ CONNIE WECKMAN                 Dated: December 19, 1997
--------------------------                -----------------------
Connie Weckman
Management Investor
Address:

/s/ KEN DANFORTH                    Dated:  December 19, 1997
--------------------------                -----------------------
Ken Danforth
Management Investor
Address:

                                    EXHIBIT A

                             [STOCK INCENTIVE PLAN]

                             AMSCAN HOLDINGS, INC.
                           1997 STOCK INCENTIVE PLAN

SECTION 1. Purpose; Definitions

     The purpose of the Plan is to give Amscan Holdings, Inc. (the "Company") and its Affiliates (each as defined below) a competitive advantage in attracting, retaining and motivating officers, employees, consultants and directors, and to provide the Company and its subsidiaries with a stock plan providing incentives linked to the financial results of the Company's businesses and increases in shareholder value.

     For purposes of the Plan, the following terms are defined as set forth below:

     "Affiliate" of a Person means a Person directly or indirectly controlled by, controlling or under common control with such Person.

     "Award" means a Stock Appreciation Right, Stock Option or Restricted
Stock.

     "Award Agreement" means a Restricted Stock Agreement or Option Agreement. An Award Agreement may consist of provisions of an employment agreement.

     "Board" means the Board of Directors of the Company.

     "Change in Control" shall mean (1) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) other than GSCP (as defined in the Stockholders' Agreement) and their Affiliates of a majority of the outstanding voting stock of the Company or (2) the sale of or other disposition (other than by way of merger or consolidation) of all or substantially all of the assets of the Company and its subsidiaries taken as a whole to any Person or group of Persons, other than to a Person (or group of Persons) a majority of the outstanding voting stock (or other voting interests) of which are beneficially owned by GSCP and their Affiliates.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

     "Committee" means (a) before an IPO, the Executive Committee of the Board, or such other committee of the Board as the Board may designate for such purpose under the Plan, and (b) after an IPO, such committee of the Board as the Board may designate, which shall be composed of not less than two Non-Employee Directors, each of whom shall be appointed by and serve at the pleasure of the Board.

     "Common Stock" means the Common Stock, par value $0.10 per share, of the Company.

     "Company" means Amscan Holdings, Inc., a Delaware corporation.

     "Employment" means, unless otherwise defined in an applicable Restricted Stock Agreement, Option Agreement or Employment Agreement, employment with, or service as a director of or as a consultant to, the Company or any of its Affiliates.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

     "Fair Market Value" of the Common Stock means, as of any given date, the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or, if not so listed, on the Nasdaq National Market. If such sales prices are not so available, the Fair Market Value of the Common Stock shall be determined by the Committee in good faith.

     "IPO" means the consummation of a registered underwritten public offering or offerings of Common Stock with gross proceeds to the Company in the aggregate of at least $50 million.

     "Incentive Stock Option" means any Stock Option designated as, and qualified as, an "incentive stock option" within the meaning of Section 422 of the Code.

     "Nasdaq" means The Nasdaq Stock Market, Inc.

     "Non-Employee Director" means a member of the Board who qualifies as a Non-Employee Director as defined in Rule 16b--3(b)(3), as promulgated by the SEC under the Exchange Act, or any successor definition adopted by the SEC.

     "Nonqualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

     "Option Agreement" means an agreement setting forth the terms and conditions of an Award of Stock Options and, if applicable, Stock Appreciation Rights.

     "Participant" has the meaning set forth in Section 4.

     "Person" means an individual, corporation, partnership, limited liability company, joint venture, trust, unincorporated organization, government (or any department or agency thereof) or other entity.

     "Plan" means the Amscan Holdings, Inc. 1997 Stock Incentive Plan, as set forth herein and as hereinafter amended from time to time.

     "Plan Shares" has the meaning set forth in Section 12(b).

     "Restricted Stock" means an Award granted under Section 7.

     "Restricted Stock Agreement" means an agreement setting forth the terms and conditions of an Award of Restricted Stock.

     "Rule 13d-3" means Rule 13d-3, as promulgated by the SEC under the Exchange Act, as amended from time to time.

     "SEC" means the Securities and Exchange Commission or any successor agency.

     "Securities Act" means the Securities Act of 1933, as amended from time to time, and any successor thereto.

     "Stock Appreciation Right" means a right granted under Section 6.

     "Stock Option" means an option granted under Section 5.

     "Stockholders' Agreement" has the meaning as set forth in Section 12(a).

     In addition, certain other terms used herein have definitions otherwise ascribed to them herein.

SECTION 2. Administration

     The Plan shall be administered by the Committee, or, if no Committee has been designated or appointed, by the Board (in which case all references herein to the Committee shall include the Board).

     Among other things, the Committee shall have the authority, subject to the terms of the Plan, to:

     (a) select the Participants to whom Awards may from time to time be granted;

     (b) determine whether and to what extent Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights and Restricted Stock or any combination thereof are to be granted hereunder;

     (c) determine the number of shares of Common Stock to be covered by each Award granted hereunder;

     (d) determine the terms and conditions of any Award granted hereunder (including, but not limited to, the option price, any vesting conditions, restrictions or limitations (which may be related to the performance of the Participant, the Company or any of its Affiliates)) and any acceleration of vesting or waiver of forfeiture regarding any Award and the shares of Common Stock relating thereto, based on such factors as the Committee shall determine;

     (e) modify, amend or adjust the terms and conditions of any Award, at any time or from time to time;

     (f) determine to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award shall be deferred;

     (g) determine under what circumstances an Award may be settled in cash or Common Stock under Section 5(g);

     (h) adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable;

     (i) interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto); and

     (j) otherwise supervise the administration of the Plan.

     The Committee may act only by a majority of its members then in office, except that the members thereof may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Committee.

     Any dispute or disagreement which may arise under, or as a result of, or in any way relate to, the interpretation, construction or application of the Plan or an Award (or related Award Agreement) granted hereunder shall be determined by the Committee. Any determination made by the Committee pursuant to the provisions of the Plan with respect to the Plan, any Award or Award Agreement shall be made in the sole discretion of the Committee and, with respect to an Award, at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee shall be final and binding on all persons, including the Company and the Participants.

SECTION 3. Common Stock Subject to Plan

     The total number of shares of Common Stock reserved and available for grant under the Plan shall be 120. Shares subject to an Award under the Plan may be authorized and unissued shares or may be treasury shares.

     If any shares of Restricted Stock are forfeited or if any Stock Option (and related Stock Appreciation Right, if any) terminates without being exercised, or if any Stock Appreciation Right is exercised for cash, the shares subject to such Awards shall again be available for distribution in connection with Awards under the Plan.

     In the event of any merger, reorganization, consolidation, recapitalization, spinoff, stock dividend, stock split, reverse stock split, extraordinary distribution with respect to the Common Stock or other change in corporate structure affecting the Common Stock, the Committee or the Board may make such substitution or adjustment in the aggregate number and kind of shares or other property reserved for issuance under the Plan, in the number, kind and Exercise Price (as defined herein) of shares or other property subject to outstanding Stock Options and Stock Appreciation Rights, in the number and kind of shares or other property subject to Restricted Stock Awards, and/or such other equitable substitution or adjustments as it may determine to be fair and appropriate in its sole discretion. Any such adjusted Exercise Price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

SECTION 4. Participants

     Officers, employees, consultants and non-employee directors of the Company and its Affiliates who are responsible for or contribute to the management, growth and profitability of the business of the Company and its Affiliates shall be "Participants" eligible to be granted Awards under the Plan.

SECTION 5. Stock Options

     The Committee shall have the authority to grant any Participant Incentive Stock Options, Nonqualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights). Incentive Stock Options may be granted only to employees of the Company and its subsidiaries (within the meaning of Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Nonqualified Stock Option.

     Stock Options shall be evidenced by Option Agreements, which shall include such terms and provisions as the Committee may determine from time to time. An Option Agreement shall expressly indicate whether it is intended to be an agreement for an Incentive Stock Option or a Nonqualified Stock Option. The grant of a Stock Option shall occur on the date the Committee by resolution selects an individual to be a Participant in any grant of a Stock Option, determines the number of shares of Common Stock to be subject to such Stock Option to be granted to such individual and specifies the terms and provisions of the Stock Option, or on such other date as the Committee may determine. The Company shall notify a Participant of any grant of a Stock Option, and a written Option Agreement shall be duly executed and delivered by the Company to the Participant. Subject to Section 12(a), such agreement shall become effective upon execution by the Company and the Participant.

     Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any Incentive Stock Option under such Section 422.

     Stock Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

     (a) Exercise Price. The price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee and set forth in the Option Agreement (the "Exercise Price").

     (b) Option Term. The term of each Stock Option shall be fixed by the Committee. Absent any such term being fixed by the Committee, pursuant to an Option Agreement or otherwise, such term shall be ten years.

     (c) Exercisability. Except as otherwise provided herein, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. In addition, the Committee may at any time accelerate the exercisability of any Stock Option.

     (d) Method of Exercise. Subject to the provisions of this Section 5, vested Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Company specifying the number of shares of Common Stock subject to the Stock Option to be purchased.

     Such notice shall be accompanied by payment in full of the purchase price by certified or bank check or such other instrument as the Company may accept. If approved by the Committee, payment, in full or in part, may also be made in the form of unrestricted Common Stock already owned by the Participant of the same class as the Common Stock subject to the Stock Option (based on the Fair Market Value of the Common Stock on the date the Stock Option is exercised); provided, however, that, in the case of an Incentive Stock Option the right to make a payment in the form of already owned shares of Common Stock of the same class as the Common Stock subject to the Stock Option may be authorized only at the time the Stock Option is granted.

     In the discretion of the Committee, after an IPO, payment for any shares subject to a Stock Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price, and, if requested by the Company, the amount of any federal, state, local or foreign withholding taxes. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

     In addition, in the discretion of the Committee, payment for any shares subject to a Stock Option may also be made by instructing the Committee to withhold a number of such shares having a Fair Market Value on the date of exercise equal to the aggregate exercise price of such Stock Option.

     No shares of Common Stock shall be issued until full payment therefor has been made. Except as otherwise provided in the Stockholders' Agreement or the applicable Option Agreement, subject to a Participant's compliance with Section 12(a) hereof, a Participant shall have all of the rights of a stockholder of the Company holding the class or series of Common Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends and distributions), when the Participant has given written notice of exercise, has paid in full for such shares and, if requested, has given the representations referred to in Section 12(c).

     (e) Nontransferability of Stock Options. No Stock Option shall be transferable by the Participant other than (i) by will or by the laws of descent and distribution or (ii) in the case of a Nonqualified Stock Option, as otherwise expressly permitted under the applicable Option Agreement including, if so permitted, pursuant to a qualified domestic relations order (as defined in the Code) or pursuant to a gift to such Participant's spouse, children, grandchildren or other living descendants, whether directly or indirectly or by means of a trust, partnership, limited liability company or otherwise. All Stock Options shall be exercisable, subject to the terms of this Plan, during the Participant's lifetime, only by the Participant or any person to whom such Stock Option is transferred pursuant to the preceding sentence, including such Participant's guardian, legal representative and other transferee. The term "Participant" includes the estate of the Participant or the legal representative of the Participant named in the Option Agreement and any person to whom an Option is otherwise transferred in accordance with this Section 5(e), by will or the laws of descent and distribution; provided, however, that references herein to Employment of a Participant or termination of Employment of a Participant shall continue to refer to the Employment or termination of Employment of the applicable grantee of an Award hereunder.

     (f) Termination of Employment. Except as otherwise provided by the Committee or in the applicable Option Agreement, upon the Participant's death or when the Participant's Employment is terminated for any reason, the
Participant:

               a. shall forfeit all Stock Options that have not previously vested;

               b. shall have three months to exercise the Participant's vested Stock Options that are vested on the date of the Participant's termination of Employment if such termination is for any reason other than the Participant's death; and

               c. shall have one year to exercise the Participant's vested Stock Options that are vested on the date of death if the Participant's termination of Employment is due to the Participant's death.

Any vested Stock Options not exercised within the permissible period of time shall be forfeited by the Participant. Notwithstanding any of the foregoing, the Participant shall not be permitted to exercise any Stock Option at a time beyond the initial option term.

     (g) Cashing Out of Stock Option. On receipt of written notice of exercise, the Committee may elect to cash out all or any portion of the shares of Common Stock for which a Stock Option is being exercised by paying the Participant an amount, in cash or Common Stock, equal to the excess of the Fair Market Value of one share of Common Stock over the Exercise Price per share times the number of shares of Common Stock for which the Option is being exercised on the effective date of such cashout.

SECTION 6. Stock Appreciation Rights

     (a) Grant and Exercise. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Nonqualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option. In either case, the terms and conditions of a Stock Appreciation Right shall be set forth in the Option Agreement for the related Stock Option or an amendment thereto.

     A Stock Appreciation Right may be exercised by a Participant in accordance with Section 6(b) by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Committee. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in Section 6(b). Stock Options which have been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

     (b) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

               (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of Section 5 and this Section 6;

               (ii) upon the exercise of a Stock Appreciation Right, a Participant shall be entitled to receive an amount equal to the product of (a) the excess of the Fair Market Value of one share of Common Stock over the Exercise Price per share specified in the related Stock Option times (b) the number of shares in respect of which the Stock Appreciation Right shall have been exercised, in cash, shares of Common Stock or both, with the Committee having the right to determine the form of payment;

               (iii) Stock Appreciation Rights shall be transferable only with the related Stock Option in accordance with Section 5(e); and

               (iv) upon the exercise of a Stock Appreciation Right (other than an exercise for cash), the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 on the number of shares of Common Stock to be issued under the Plan, but only to the extent of the number of shares covered by the Stock Appreciation Right at the time of exercise.

SECTION 7. Restricted Stock

     The Committee shall determine the Participants to whom and the time or times at which grants of Restricted Stock will be awarded, the number of shares to be awarded to any Participant, the conditions for vesting, the time or times within which such Awards may be subject to forfeiture and restrictions on transfer and any other terms and conditions of the Awards (including provisions
(i) relating to placing legends on certificates representing shares of Restricted Stock, (ii) permitting the Company to require that shares of Restricted Stock be held in custody by the Company with a stock power from the owner thereof until restrictions lapse and (iii) relating to any rights to purchase the Restricted Stock on the part of the Company and its Affiliates), in addition to those contained in the Stockholders'
Agreement. The terms and conditions of Restricted Stock Awards shall be set forth in a Restricted Stock Agreement, which shall include such terms and provisions as the Committee may determine from time to time. Except as provided in this Section 7, the Restricted Stock Agreement, the Stockholders' Agreement and any other relevant agreements, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company holding the class or series of Common Stock that is the subject of the Restricted Stock Award, including, if applicable, the right to vote the shares and, subject to the following sentence, the right to receive any cash dividends or distributions (but, subject to the third paragraph of Section 3, not the right to receive non-cash dividends or distributions). If so determined by the Committee in the applicable Restricted Stock Agreement, cash dividends and distributions on the class or series of Common Stock that is the subject of the Restricted Stock Award shall be automatically deferred and reinvested in additional Restricted Stock, held subject to the vesting of the underlying Restricted Stock, or held subject to meeting conditions applicable only to dividends and distributions.

SECTION 8. Tax Offset Bonuses

     At the time an Award is made hereunder or at any time thereafter, the Committee may grant to the Participant receiving such Award the right to receive a cash payment in an amount specified by the Committee, to be paid at such time or times (if ever) as the Award results in compensation income to the Participant, for the purpose of assisting the Participant to pay the resulting taxes, all as determined by the Committee, and on such other terms and conditions as the Committee shall determine.

SECTION 9. Change in Control Provisions

     Notwithstanding any other provision of the Plan to the contrary, unless otherwise provided in the applicable Award Agreement or the Stockholders' Agreement, in the event of a Change in Control:

          (a) immediately prior to the occurrence of a Change in Control, all Stock Options and Stock Appreciation Rights outstanding as of such date, and which are not then exercisable and vested, shall become fully exercisable and vested to the full extent of the original grant; and

          (b) the restrictions and deferral limitations applicable to any Restricted Stock (and any dividends or distributions in respect of Restricted Stock) shall lapse, and such Restricted Stock (and any dividends or distributions in respect of Restricted Stock) shall become free of all restrictions, fully vested and transferable to the full extent of the not theretofore forfeited portion of the original grant.

SECTION 10. Term, Amendment and Termination

     The Plan will terminate ten years after the effective date of the Plan. Awards outstanding as of such date shall not be affected or impaired by the termination of the Plan.

     The Board may amend, alter, or discontinue the Plan, prospectively or retroactively, but no amendment, alteration or discontinuation shall be made which would impair the rights of any Participant under an Award theretofore granted without the Participant's consent.

     The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but no such amendment shall be made which would impair the rights of any Participant thereunder without the Participant's consent.

SECTION 11. Unfunded Status of Plan

     It is presently intended that the Plan constitute an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

SECTION 12. General Provisions

     (a) Stockholders' Agreement. Notwithstanding anything in this Plan to the contrary, unless the Committee determines otherwise, it shall be a condition to receiving any Award under the Plan or transferring any Option in accordance with Section 5(e) or any other transfer permitted under the terms of an Award Agreement or otherwise, that a Participant (or transferee in the case of such transfer) shall become a party to the Stockholders' Agreement, dated as of December 19, 1997, among the Company and certain stockholders of the Company, as amended from time to time (the "Stockholders' Agreement"), and such Participant (or transferee in the case of such transfer) shall become a "Management Investor" thereunder (or such transferee shall become a "Permitted Transferee" of a "Management Investor" thereunder).

     (b) Awards and Certificates. Shares of Restricted Stock and shares of Common Stock issuable upon the exercise of a Stock Option or Stock Appreciation Right (together, "Plan Shares") shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of Plan Shares shall be registered in the name of such Participant and shall bear appropriate legends referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

          "The transferability of this certificate and the shares of stock represented hereby are subject to the terms, conditions and restrictions (including forfeiture) of the Amscan Holdings, Inc. 1997 Stock Incentive Plan and a Restricted Stock Agreement and/or an Option Agreement, as the case may be, between the issuer and the registered holder hereof. Copies of such Plan and Agreement are on file at the offices of Amscan Holdings, Inc., 80 Grasslands Road, Elmsford, New York 10523."

          "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state, and may not be sold or otherwise disposed of except pursuant to an effective registration statement under said Act and applicable state securities laws or an applicable exemption to the registration requirements of such Act and laws."

Such shares may bear other legends to the extent the Committee or the Board determines it to be necessary or appropriate, including any required by the Stockholders' Agreement or pursuant to any applicable Restricted Stock Agreement or Option Agreement. If and when all restrictions expire without a prior forfeiture of the Plan Shares theretofore subject to such restrictions, new certificates for such shares shall be delivered to the Participant without the first legend listed above.

     The Committee may require that any certificates evidencing Plan Shares be held in custody by the Company until the restrictions thereon shall have lapsed and that the Participant deliver a stock power, endorsed in blank, relating to the Plan Shares.

     (c) Representations and Warranties. The Committee may require each person purchasing or receiving Plan Shares to (i) represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof and (ii) make any other representations and warranties that the Committee deems appropriate.

     (d) Additional Compensation. Nothing contained in the Plan shall prevent the Company or any of its Affiliates from adopting other or additional compensation arrangements for its employees.

     (e) No Right of Employment. Adoption of the Plan or grant of any Award shall not confer upon any employee any right to continued Employment, nor shall it interfere in any way with the right of the Company or any of its Affiliate thereof to terminate the Employment of any employee at any time.

     (f) Withholding Taxes. No later than the date as of which an amount first becomes includible in the gross income of a Participant for federal income tax purposes with respect to any Award under the Plan, such Participant shall pay to the Company or, if appropriate, any of its Affiliates, or make arrangements satisfactory to the Committee regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. If approved by the Committee, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Common Stock.

     (g) Beneficiaries. The Committee shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant's death are to be paid or by whom any rights of the Participant, after the Participant's death, may be exercised.

     (h) Pooling of Interests. Notwithstanding any other provision of this Plan, if any right (or the exercise of such right) granted pursuant to this Plan would make a Change in Control transaction ineligible for pooling-of-interests accounting under APB No. 16 that but for the nature of such grant or grants would otherwise be eligible for such accounting treatment, the Committee shall have the ability to substitute for the cash payable pursuant to such grant or grants Common Stock with a Fair Market Value equal to the cash that would otherwise be payable hereunder, or make any other appropriate adjustment.

     (i) Governing Law. The Plan and all Awards made and actions taken thereunder shall be governed by and construed and enforced in accordance with the laws of the State of New York without regard to the principles of conflicts of law thereof.

     (j) Compliance with Laws. If any law or any regulation of any commission or agency having jurisdiction shall require the Company or a Participant seeking to exercise Stock Options or Stock Appreciation Rights to take any action with respect to the Plan Shares to be issued upon the exercise of Stock Options or Stock Appreciation Rights then the date upon which the Company shall issue or cause to be issued the certificate or certificates for the Plan Shares shall be postponed until full compliance has been made with all such requirements of law or regulation; provided, that the Company shall use its reasonable efforts to take all necessary action to comply with such requirements of law or regulation. Moreover, in the event that the Company shall determine that, in compliance with the Securities Act or other applicable statutes or regulations, it is necessary to register any of the Plan Shares with respect to which an exercise of a Stock Option or Stock Appreciation Right has been made, or to qualify any such Plan Shares for exemption from any of the requirements of the Securities Act or any other applicable statute or regulation, no Stock Options or Stock Appreciation Rights may be exercised and no Plan Shares shall be issued to the exercising Participant until the required action has been completed; provided, that the Company shall use its reasonable efforts to take all necessary action to comply with such requirements of law or regulation. Notwithstanding anything to the contrary contained herein, neither the Board nor the members of the Committee owes a fiduciary duty to any Participant in his or her capacity as such.

SECTION 13. Effective Date of Plan

     The Plan shall be effective as of the date it is approved by the holders of a majority of the outstanding shares of Common Stock, which approval is evidenced by Section 5.3 under the Stockholders' Agreement.

                                                                      Schedule I

                              Management Investors

                                              Options
                                              -------

Gerald C. Rittenberg                          16.648
James M. Harrison                             16.268
William S. Wilkey                             16.441
Diane D. Spaar                                11.827
Katherine A. Kusnierz                         11.577
Morton Fisher                                  2.383
William Mark                                   1.280
Angelo Giummarra                               2.477
Karen McKenzie                                 1.477
Keith Johnson                                  1.280
Howard Harding                                 1.280
Walter Thompson                                1.144
Charles Phillips                               0.478
Susan Scott                                    1.144
Rose Giagrande                                 1.238
Randy Harris                                   0.718
Eric Stollman                                  1.238
Kathleen Rooney                                1.238
James Dotti                                    1.238
Vincent Anastasi                               0.794
Michael A. Correale                            2.570
Mark Irvine                                    0.555
Scott Lametto                                  0.999
Joseph Walter                                  0.555
Cheryl Considine                               0.999
Patrick Venuti                                 0.555
Dallas Hartman                                 0.555
Robert Yedowitz                                0.555
Nigel Keane                                    0.555
Connie Weckman                                 0.555
Ken Danforth                                   0.555